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Dayforce, Inc.
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 High-Premium Deal Delivers Full Value of the Long-Range Business Plan  October 22, 2025

 Cautionary Statement Regarding Forward-Looking Statements  This presentation may include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian Securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the merger. These statements are based on various assumptions, whether or not identified in these communications, and on current expectations and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Dayforce. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Dayforce stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Dayforce’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Dayforce to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Dayforce Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) and Canadian securities regulators on February 28, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Dayforce from time to time with the SEC and Canadian securities regulators. These filings, when available, are available on the investor relations section of the Dayforce website at https://investors.dayforce.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Dayforce presently does not know of or that Dayforce currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in these communications are made only as of the date hereof. Dayforce assumes no obligation and does not intend to update these forward-looking statements, except as required by law.     Additional Information and Where to Find It   In connection with the proposed transaction between Dayforce and Thoma Bravo, Dayforce has filed and will file relevant materials with the SEC and Canadian securities regulators, including the definitive Proxy Statement of Dayforce (the “Proxy Statement”), which was filed on September 29, 2025. Dayforce has mailed the Proxy Statement to its stockholders and holders of exchangeable shares. DAYFORCE URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DAYFORCE, THOMA BRAVO, THE PROPOSED TRANSACTION AND RELATED MATTERS. You are able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Dayforce with the SEC at the website maintained by the SEC at www.sec.gov. You are also able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Dayforce with the SEC by accessing the investor relations section of Dayforce’s website at https://investors.dayforce.com or by contacting Dayforce investor relations at investors@dayforce.com or calling (844) 829-9499.     Participants in the Solicitation   Dayforce and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Dayforce stockholders in connection with the merger.  Information regarding the directors and executive officers of Dayforce, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Dayforce’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One: Election of Directors,” “Executive Team,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” and “Certain Relationships and Related Party Transactions,” which was filed with the SEC on March 13, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1725057/000172505725000064/day-20250313.htm, (ii) in the Proxy Statement, including under the headings “The Merger - Interests of the Company’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management” which was filed with the SEC on September 29, 2025 and is available at https://www.sec.gov/Archives/edgar/data/1725057/000114036125036413/ny20054883x2_defm14a.htm and (iii) to the extent holdings of Dayforce’s securities by its directors or executive officers have changed since the amounts set forth in Proxy Statement, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0001725057&owner=only.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.     Disclaimers  1

Dayforce Overview

Revenue *(based on LTM metrics as of 6/30/25)*

Key Facts	Implications
74% of revenue is recurring primarily based on a per employee per month ("PEPM") pricing model	Seat-based model is sensitive to macro-economic environment and employment levels
11% of revenue is from interest on customer funds ("float income")	Float income is sensitive to changes in interest rates
Approximately one-third of revenue is derived outside of the U.S., with significant exposure to Canada[2]	Tariff pressures and foreign exchange volatility have material impact

Detailed Breakout



Services & Other, 15%[1]
Float 10%
Other Recurring 3%
$1,853 Million
Cloud Recurring 71%

Cost Structure *(based on LTM metrics as of 6/30/25)*

Key Facts	Implications
Structurally lower margins than other SaaS and HCM peers	Lower gross margins are driven by lower margin services and other/end-of-life recurring business
Share-based compensation ("SBC") is material percentage of total cost structure	Investor pressure to lower SBC costs may lead to lower employee retention



SBC 10%
G&A 18%[3]
$1,729 Million
Sales & Marketing 18%
Cost of Revenue 54%[4]

Adj. EBITDA *(based on LTM metrics as of 6/30/25)*

Key Facts	Implications
Float income is significantly higher than HCM peers (34% vs. ~17% for peers with float income on an LTM basis[5])	Investors and analysts view float income as lower quality vs. recurring revenue
Float income represents 76% of Dayforce's unlevered free cash flow (UFCF) on an LTM basis[5]	Lower interest rates would have an adverse impact on cash flow generation



Float 34%[5]
Non-Float 66%
$559 Million

Source: Company Filings
1. Includes Professional Services and Other Revenue
2. Based on year-end 2024 metrics. Percentage of Revenue by GEO U.S. 66%, Canada 21%, Australia 4%, Rest of World 9%
3. Includes Trust and National Trust Bank costs
4. Includes D&A
5. Float Adj. EBITDA margin assumed to be 98%

2

Executive Summary

1 $70/share all-cash consideration provides stockholders with compelling valuation and the present value of our long-term plan…

- $70/share is at the upper end of our standalone DCF range of $46 to $73, which reflects 2031 $1B FCF guidance[1]
- Transaction delivers superior value when compared to precedent transactions and the valuation of our closest public company peers:

	Precedent Transactions[2]				Public Company Peers[3] (2026E)				
		TEV /			TEV /				
	Premium to Unaffected Price	LTM Revenue	LTM Adj. EBITDA	LTM UFCF	Adj. EBITDA	FCF	Revenue	Cloud ARR Inc-Float	Cloud ARR Ex-Float
Dayforce	**32%**	**6.6x**	**22.0x**	**46.1x**	**17.1x**	**41.8x**	**5.6x**	**6.8x**	**7.5x**
HCM Software	26%	6.3x	19.1x	22.7x	14.8x	23.5x	5.6x	5.6x	5.8x

2 …while transferring risk to the buyer

- Macro Risks:
  - Recession - lower employment levels adversely impacting our seat-based revenue model
  - Lower Interest Rates - adversely impacting our high-margin float revenue, which represents ~1/3 of Adj. EBITDA and 76% of UFCF
  - AI Uncertainty on Employment - lower employment levels of our customers adversely impacting our seat-based revenue model
  - AI Uncertainty on Competition - threat of new disruptive technologies
  - Tariffs - lower employment levels of non-US customers adversely impacting our seat-based revenue model
- Operational Risks:
  - Maintaining growth in a competitive industry
  - Retaining employees with persistent undervaluation of our stock despite strong business performance

1. See slide 7 for additional detail
2. See slide 5 for additional detail
3. See slide 6 for additional detail

dayforce
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 Thorough 11-month process, led by independent directors optimized the outcome for stockholders   Board was highly engaged throughout the process and held 13 Board meetings to guide the Thoma Bravo negotiations and assess all potential alternatives  At all times, the process focused on maximizing value for all stockholders and ensured that all stockholders were treated equally  Fully evaluated the transaction against the Company’s standalone plan, carefully considering the risks to that plan  Evaluated the transaction against all other potential alternatives, none of which proved superior  Limited number of potential strategic and financial suitors with interest and ability to consummate transaction  One financial sponsor signed an NDA and indicated $61-$63/share for a consortium transaction following preliminary diligence, which did not proceed after the Board rejected this valuation  Preliminary contact with two other parties (one strategic and one financial) did not result in further interest from those parties  Negotiated the highest possible price from Thoma Bravo and resisted their late-stage attempt to lower the price  Negotiated an 8% increase in offer price despite a 12% stock decline   Rebuffed Thoma Bravo’s last-minute price cut to $67.50/share over its concerns about execution risk on future revenue, margin expansion, and exit multiple following our 2Q 2025 earnings release  Negotiated both a fiduciary out and a low termination fee of ~$2/share (~3%), minimizing the hurdle for other potential bidders to emerge post-announcement   No topping bids have emerged  4  Executive Summary (continued)  3

1 $70/share Delivers Superior Value vs. Precedent Transactions

Premium Paid | **Precedent Transactions: TEV /**



Premium to Unaffected Price[1]
32%
26%
26%
dayforce
HCM Software[2,3]
Technology Industry Precedents[4]
LTM Revenue
6.6x
6.3x
6.3x
dayforce
HCM Software[2]
Software With Similar Growth Profiles[5]
LTM Adj. EBITDA
22.0x
19.1x
18.6x
dayforce
HCM Software[2]
Software With Similar Growth Profiles[5]
LTM UFCF[6]
46.1x
22.7x
40.5x
dayforce
HCM Software[2]
Software With Similar Growth Profiles[5]

Source: Company Filings, Press Releases, Capital IQ, Thomson Reuters (8/1/25), Analyst Research
Note: Multiples and premium % based on median values of the selected transactions

1. Dayforce unaffected date as of August 15, 2025, the last trading day before the date on which a media report about the potential take-private was published
2. Based on Human Capital Management software transactions since 2019 with U.S./European targets and TEV > $1B; includes Paychex/Paycor HCM (6.0x / 17.4x / 69.6x), Apax Partners/Zellis Group (5.9x / 15.1x / 14.9x), Silver Lake Technology Management & Canada Pension Plan Investment Board/Qualtrics International (8.0x / 66.9x / NM – elevated multiple given limited profitability), Clearlake Capital/Cornerstone OnDemand (6.3x / 19.1x / 22.7x), and Hellman and Friedman & Blackstone & GIC & Canada Pension Plan Investment Board & JMI Equity/Ultimate Software Group (9.4x / 39.1x / NM); "NM" denotes excluded EBITDA and FCF multiples >70.0x
3. Excludes Apax Partners/Zellis Group (private); premium and unaffected dates: Paycor HCM (1/3/25 and 21.4%), Qualtrics International (1/25/23 and 61.9%), Cornerstone OnDemand (6/1/21 and 30.8%), Ultimate Software Group (2/1/19 and 19.3%)
4. Based on precedent technology transactions involving U.S. public targets with an aggregate transaction value greater than $5 billion announced since August 2015; technology industry defined as NAIC sections of Computers & Electronics Retailing, Computers & Peripherals, E-commerce / B2B, Electronics, Internet and Catalog Retailing, Internet Software & Services, Software, IT Consulting & Services, Other High Technology, Telecommunications Equipment, Telecommunications Services, and Semiconductors
5. Selected $1B+ transactions with Large-Cap Software Companies since 2023 with similar (10 – 15%) revenue growth profiles include Paychex/Paycor HCM (6.0x / 17.4x / 69.6x), Bain Capital & BlackRock & State Street & Fidelity & Others/Envestnet (3.4x / 16.4x / 40.5x), Bain Capital/PowerSchool Holdings (7.9x / 23.5x / 33.5x), STG Partners/Avid Technology (3.3x / 18.6x / NM), TPG Global & Francisco Partners/New Relic (6.6x / 47.6x / NM); Vista Equity Partners/Duck Creek Technologies (7.4x / NM / NM); "NM" denotes excluded EBITDA and FCF multiples >70.0x
6. Unlevered free cash flow defined as operating cash flow less capex and capitalized software, plus tax-adjusted interest expense dayforce

5

$70/share Delivers Superior Valuation to Public Peers

1

Public Company Trading Comparables


Profitability: TEV /
Cash Flow: TEV /
Revenue: TEV /
CY26E Adj. EBITDA
CY26E FCF
CY26E Revenue
CY26E ARR Inc-Float
CY26E ARR Ex-Float
Cloud Recurring Revenue Inc-Float
Cloud Recurring Revenue Ex-Float
17.1x
14.8x
41.8x
23.5x
5.6x
5.6x
6.8x
5.6x
7.5x
5.8x
dayforce
HCM Software Peers[1]

Source: Company Filings, Press Releases, Capital IQ, Thomson Reuters (8/1/25), Analyst Research

1. HCM Software Peers include Workday, Inc., Paycom Software, Inc., Paylocity Holding Corporation

dayforce

6

 7  $70/share Delivers Present Value of the Long-Range Plan at the High End of the DCF Range  Valuation analysis forecast contemplated ~$1B of free cash flow in 2031, in-line with guidance reconfirmed on our 2Q 2025 earnings, subject to deduction of share-based compensation (SBC)1  SBC is a significant portion of FCF (~20% of the DCF value)   At the time of the fairness opinion, Dayforce’s adjusted beta2 was 1.21 versus Workday 1.11 and the peer median 0.82  Higher relative beta largely driven by sensitivity to interest rates given higher contribution of float income  Dayforce’s weighted average cost of capital range of 11.5% - 13.0% is in line with precedents:   Paycor HCM / Paychex: WACC of 11.0% - 13.0%, and adjusted beta of 1.114  Qualtrics International / Silver Lake and CPP Investments: WACC of 13.0% - 15.3%, and adjusted beta of 1.634  “Investment Bank A” performed a valuation analysis in April 2025, which determined that Dayforce’s shares were fairly valued at the closing price on April 24, 2025 of $57.27  Low end of DCF: $46.01  High end of DCF:$73.17  Offer Price: $70.00  Unaffected price: $52.88  1  DCF Sensitivity Analysis3 - Implied Price Per Share  Perpetuity Growth Rate  4.0%  4.5%  5.0%  5.5%  6.0%  WACC  11.5%   $58   $61  $64   $68   $73   12.0%   53   56   59   62  66   12.5%   49   52   54   57   60  13.0%   46   48   50   52   55   Note: Fiscal year ending December 31; free cash flow public target of $1B based on Dayforce’s free cash flow definition of CFO-capex, while free cash flow estimate of $1,056 million is an unlevered free cash flow metric   See Appendix for detailed DCF forecast  Adjusted beta = (2/3) * raw beta + (1/3), where raw beta is based on 2Y weekly average regression vs. S&P 500  Assumes weighted average cost of capital range of 11.5% - 13.0% and perpetuity growth rate range of 4.0 - 6.0% applied to 2035  Adjusted betas per Bloomberg as of the fairness opinion date in the proxy

1 Analysts Agree: The Price Delivers a Good Outcome for Stockholders…

Analysts noted that a sale is in the best interest of Dayforce stockholders given challenges as a standalone company…

"We would see a potential private takeout as **a good outcome for DAY**…the company's cash flow generation, while improving, still lags peers significantly, which we believe has been a **limiting factor for share performance** in recent years"

BARCLAYS 8/18/25

"**We believe the timing of a potential take-private makes sense as Dayforce was not necessarily getting much credit from investors for its stronger recurring revenue growth relative to HCM peers**. We also believe that a take-private would allow Dayforce to clean up various investor questions around the story…"

William Blair 8/21/25

"We believe an acquisition was likely **an ideal outcome for shareholders** especially as competitors move down market driving increased risk of share erosion."

Deutsche Bank 8/17/25

…and $70/share exceeds analysts' expectations

"Dayforce currently trades at 4.2x CY26E revenue vs peers Paycom at 5.4x and Paylocity at 5.3x and compares with Paycor (acquired by Paychex) takeout multiple of 5.2x out year revenue. Assuming a takeout of 5.0x CY26E revenue, it would imply **~20% upside to Dayforce's current share price or ~$63"**

WELLS FARGO 8/21/25

"If Thoma were to acquire DAY for a similar valuation to PYCR (~5x NTM EV/Rev), this would imply a **price of ~$60 per share"**

Jefferies 8/17/25

"We see ~5x CY26E revenue or low-30s FCF multiple as a reasonable outcome and would indicate roughly 20% upside from today's levels."

Deutsche Bank 8/17/25

Source: Analyst Research, permission to use quotes neither sought nor obtained dayforce
8

 …and De-risks Stockholders From Continued Pressure on HCM Sector  9  “Investors we spoke with were wary of how weakening employment data and the likelihood for conservative outlooks around demand and interest rate cuts could impact guidance for these companies. We believe these questions are what led to the weak intra quarter stock performance for the HCM group (ADP, Dayforce, Paychex, Paycom, Paylocity, and Workday) with the average HCM company down 6.2% in June and July, compared to the S&P 500 and Russell 2000’s performance of up 7.2% and 7.0%, respectively.”  9/5/25  “Overall HCM Sector Backdrop: Investors have relayed some lack of willingness to have exposure within the HCM group due to the overall HCM sector backdrop. This includes moderating labor growth, lower near-term FF rate expectations (and thus larger resulting float revenue headwinds), decelerating growth by comps (suggesting slowing industry growth and or increasing competition), and an aversion to seat based revenue models amid fears of AI driven reductions to employment levels.”  9/29/25  Source: Analyst Research, permission to use quotes neither sought nor obtained  1  “Multiples have de-rated over the past quarter as macro-related uncertainties appears to be manifesting in tempering buy-side expectations regarding the outlook for CY26. While our updated multiples are low relative to recent trend, they do not contemplate a recession, a scenario which would likely drive further downside”  10/14/25

 As Sector Challenges Become More Apparent,Long-Term HCM Sector Underperformance Is Accelerating  10  Stock Price Performance of the IGV Index, HCM Peers and Dayforce Since 2022  Unaffected Date  4  Price Performance  HCM Peers4  IGV Index  Since 20221  (34.7%)  (34.1%)  41.7%  Initial TB Offer to Unaffected Date2  (12.2%)  9.6%  22.3%  Since Unaffected Date3  29.1%  (5.5%)  3.3%  Initial TB Offer  B  C  A  A  B  C  1  Source: FactSet (as of 10/17/25)  Share price performance from 1/1/22 to 10/17/25  Share price performance from 9/27/24 to 8/15/25  Share price performance from 8/15/25 to 10/17/25  Equal weighted average return of HCM Peers: Workday, Inc., Paycom Software, Inc., Paylocity Holding Corporation

1 HCM Software Peer Multiples Have Compressed Because of Lower Growth Expectations **And Dayforce's Multiples Have Compressed Even More**

TEV / NTM Revenue Since Dayforce IPO



30.0x
25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
Apr-18
Oct-19
Mar-21
Sep-22
Feb-24
Aug-25
5.6x
5.5x
4.4x
dayforce
HCM Software Peers¹
Best-in-Class HCM Software²

Average DAY Discount to HCM Software Peers

Median TEV / NTM Revenue Multiple Prior to Unaffected Date[3]



(23%)
14 Days
(20%)
6 Months
(13%)
1 Year
(10%)
5 Years
(11%)
Since IPO

Source: FactSet (8/15/25)
1. HCM Software Peers include Workday, Inc., Paycom Software, Inc., Paylocity Holding Corporation
2. Represents maximum of HCM Software Peers
3. Dayforce unaffected date as of August 15, 2025, the last trading day before the date on which a media report about the potential take-private was published dayforce
11

Rejecting $70/share Risks Significant Downside

1

Implied Current Dayforce Stock Price Assuming No Transaction and Stock Traded in-Line with HCM Peers



$70.00
$70/share implies 40% premium
$54.79
$48.86
$46.23
$49.96
Workday, Inc. 4%[2]
Paycom Software, Inc. (8%)[2]
Paylocity Holding Corp. (13%)[2]
HCM Peer Average (6%)[3]
Implied Dayforce stock price
Transaction price

"To assess where DAY might be currently trading in the absence of an offer, we look at the performance of the HR Software comp group (WDAY, PAYC, PCTY) since the unaffected date (August 15th) with the group average down -4% over that time frame. **Applying that -4% peer group average performance to the unaffected price of $52.88 on 8/15 suggests an ex-offer price of ~$51/share, or -27% below the $70/share offer price."**[1]

citi 10/08/25

Source: FactSet (10/17/25)
1. Permission to use quotes neither sought nor obtained
2. Change in stock price from unaffected date to 10/17/2025
3. Average change in stock price from unaffected date to 10/17/2025 for Workday, Inc., Paycom Software, Inc., Paylocity Holding Corporation

dayforce

12

2

Transaction Transfers Macro Risk…

Challenges	Impact on HCM Sector	Why DAY is Disproportionately Impacted	Future Growth Challenges We Face
U.S. Recession	Weak labor market negatively impacts HCM revenue models. Negative economic growth could also reduce HCM demand as client budgets are reduced	DAY's seat-based revenue model is more sensitive to reductions in employee count and DAY's strong verticals are more recession vulnerable (e.g. hospitality, retail, etc.)	The Bureau of Labor Statistics expects total employment to grow 3.1% from 2024-2034, nearly 10ppts slower than the 13% growth recorded over the 2014-24 decade[1]
Lower Interest Rates	Low interest rates adversely affect high-margin float income	DAY's float income makes up a greater percentage of Adj. EBITDA than peers	The Federal Reserve expects federal funds rates to steadily decline through 2027 to 3.1%, down 41.5% from August 2024 level of 5.3%[2]
Market Uncertainty Around AI	Potential for AI-driven job displacement threatens seat-based revenue models; further threat of new disruptive technologies	Uncertainty surrounding magnitude of the potential impact has negatively impacted DAY's Street estimates/commentary, leading to a persistent trading discount relative to our peers (see slide 11)	The Federal Reserve Bank of St. Louis published a research paper determining, "Our results suggest we may be witnessing the early stages of AI-driven job displacement."[3]
Tariffs	Tariffs squeeze profitability, leading to hiring slowdowns or layoffs to offset new expenses	DAY has significant international exposure, including operations in Canada	Bank of Canada Governor responding to the unemployment rate increasing to 7.1%, "You've seen job losses in the heavily tariffed sectors. In the rest of the economy, you're really seeing very soft hiring…firms are feeling the uncertainty."[4]

"Risks to our Buy rating include pace of macro, competition…**Growth would be curtailed by a slowdown in employment** given Dayforce's employee-based PEPM pricing model…"

UBS 8/18/25

"**Macroeconomic slowdown…Direct exposure to mid- and down-market clients** drives increased sensitivity… **Outsized macroeconomic weakness** in North America or Canada"

TD Cowen 8/20/25

"**Road ahead includes an increasingly competitive HCM landscape and rolling macro uncertainty** (changes in labor mkt, risk to float revenue, etc), **which may contain revenue growth to <15%.**"

WELLS FARGO 8/18/25

"**The Risk of AI: AI poses an existential risk to HCM software vendors (and all seat-based SaaS vendors) because of the potential to reduce overall workforce sizes…**"

GUGGENHEIM 9/25/25

1. Bureau of Labor Statistics Employment Projections: 2024-2034, published August 28, 2025
2. Federal Reserve Summary of Economic Projections, published September 17, 2025
3. https://www.stlouisfed.org/on-the-economy/2025/aug/is-ai-contributing-unemployment-evidence-occupational-variation#:~:text=Our%20results%20suggest%20we%20may,of%20AI%2Ddriven%20job%20displacement.
4. https://www.bloomberg.com/news/articles/2025-10-17/macklem-sees-soft-canada-labor-market-despite-september-gain

Analyst Quotes: Permission to use quotes neither sought nor obtained dayforce

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 …And Operational Risk To Buyer  14  Maintaining growth in a competitive industry  Persistent undervaluation despite strong performance  “We see DAY specifically facing increasing competitive intensity as up-mkt vendors (inc. SAP + WDAY) move down-mkt & down-mkt vendors set sights on mid-mkt opps.”  8/18/25  Average Discount to HCM Software Peer Median (TEV / NTM Revenue Prior to Unaffected Date)  8/6/25  “On the downside, risks include execution risk from further M&A and increased in-person marketing and advertising spend further pressuring margins.”  8/18/25  2  Analyst Quotes: Permission to use quotes neither sought nor obtained  Revenue complexity that has led to undervaluation:  Higher revenue % of services  Declining & end-of-life legacy businesses  Greater international exposure  Higher sensitivity to interest rates

 The Board’s 11-month process, which included 13 Board meetings, yielded an all-cash consideration of $70/share, a premium of 32.4% to the unaffected stock price, and an 8% increase in valuation even as the market value of shares declined 12%  Independent Directors Led a Thorough and Effective Process  15  Board Process   Actions  Comprehensive Evaluation of Alternatives  Over the 11-month process, and as part of the Board’s regular oversight, the Board discussed all strategic alternatives, including continuing to execute on its strategy as a standalone, pursuing a sale, business combination and partnership  Engagement with Multiple Potential Buyers  Board engaged with several parties, both strategic and financial sponsors, specifically,  providing two financial sponsors with access to diligence materials and management  receiving an indication of $61-$63/share for a consortium transaction from a financial sponsor following preliminary diligence, which did not proceed after the Board rejected the valuation  making preliminary contact with two other parties (one strategic and one financial) which did not result in further interest  Disciplined Negotiation with Thoma Bravo  Board requested improved proposals and sought to maximize competitive tension, resulting in a final price that was significantly higher than TB’s initial offer  Rebuffed TB’s last-minute price cut to $67.50/share over its concerns about execution risk on future revenue, margin expansion, and exit multiple following our 2Q 2025 earnings release  Fully tested $70/share price, allowing TB’s exclusivity period to expire  Retained Financial Advisor  Evercore evaluated the long-range business plan and concluded that the deal price was at the high end of the intrinsic value of the Company’s long-term plan on a risk-adjusted basis  Minimized Barriers for Competing Bidders  Board negotiated both a fiduciary out and a low termination fee of ~$2/share (~3%)  No topping bids have emerged since the deal announcement  Deeply Engaged Board  Process led by highly-qualified independent directors, several of whom have deep M&A experience and knowledge of the sector  3

 TSR1  TSR2  Paycom  +41%  (15%)  Dayforce  +23%  (12%)  Paylocity  +20%  (7%)  IGV Index  +13%  (5%)  Workday  +8%  1%  September 2024:   Verbal offer of $65/share by TB  March 2025:   Verbal offer of $68/share by TB  May 2025:   Verbal offer of $61-$63/share by Financial Sponsor A  June 2025:   LOI at $70/share by TB  August 2025:   Board rejects TB price cut to $67.50, executes agreement at $70/share  Offer Price  October 28, 2024 to November 28, 2024  November 28, 2024 to January 9, 2025  32.4% Premium vs Unaffected Price  Strong Negotiation Improved Valuation Despite Stock Price Decline  16  DAY stock price  Post-election volatility unrelated to performance briefly spikes sector valuations  3

 Dayforce’s Board of Directors Recommends that Stockholders Vote FOR the Transaction  Vote “FOR” the Transaction  If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies:  (877) 456-3422 (toll-free from the U.S. and Canada); +1 (412) 232-3651 from other countries  17  ✔  $70/share includes full present value of Company’s risk-adjusted standalone plan  ✔  All-cash consideration at a premium valuation provides immediate value to stockholders for potential future growth while transferring all execution, macro and market risk to buyer  ✔  Highly-qualified independent directors led a thorough 11-month process which optimized the outcome for stockholders   ✔  No topping bids have emerged, a testament to the Board’s thorough process and disciplined negotiations

 Appendix

 The Board’s 11-month process, which included 13 Board meetings, yielded an all-cash consideration of $70/share, a premium of 32.4% to the unaffected stock price, and an 8% increase in valuation even as the market value of shares declined 12%  September 2024  March 2025  April 2025  May 2025  June 2025  July 2025  August 2025  Board authorizes NDA enabling Thoma Bravo to conduct exploratory diligence  Verbal offer of $65/share from Thoma Bravo (premium of 8.0%)  Board discusses valuation considerations and strategic alternatives; CEO begins providing regular updates to Lead Independent Director and, as appropriate, the full Board  Board rejects $65/share offer  Verbal offer of $68/share from Thoma Bravo (premium of 14.0%)  Board rejects $68/share offer from Thoma Bravo  Executes NDA with Financial Sponsor A  Board continues its ongoing discussion of potential strategic alternatives  Verbal offer of $61-$63/share from Financial Sponsor A (premium of 4.1%)  Board rejects verbal offer; Financial Sponsor A shows no further interest  Board receives LOI from Thoma Bravo at $70/share (premium of 16.8%)  Appoints independent directors to lead process  Reviews standalone plan and potential alternative buyers  Tests Thoma Bravo’s willingness to increase offer  Board executes LOI with limited exclusivity period with Thoma Bravo, stipulating that Dayforce has not agreed to a $70/share price  Engages financial advisor  Continues its ongoing discussion of potential strategic alternatives, including potential acquirers     Board reviews financial advisor’s analysis of strategic alternatives and potential acquirers  Board fully tests $70/share price, allowing exclusivity period to expire  Media reports of potential transaction; no additional bidders emerge  Board pushes offer back to $70/share after verbal price cut from Thoma Bravo  Board unanimously approve $70/share offer  Independent Directors Led a Thorough and Effective Process  19

DCF Financial Forecast

	Fiscal Year Ending December 31,[1]									
($ in millions)	**2026E**	**2027E**	**2028E**	**2029E**	**2030E**	**2031E**	**2032E**	**2033E**	**2034E**	**2035E**
Total Revenue	$2,184	$2,458	$2,779	$3,150	$3,562	$4,012	$4,443	$4,836	$5,170	$5,428
Adjusted EBITDA[2]	$757	$900	$1,067	$1,271	$1,493	$1,737	$1,923	$2,093	$2,237	$2,349
Unlevered Free Cash Flow (Pre Share-Based Compensation)[3]	$416	$495	$611	$717	$871	**$1,056***	$1,206	$1,350	$1,486	$1,607
Unlevered Free Cash Flow (Post Share-Based Compensation)[4]	$211	$275	$376	$467	$606	$776	$907	$1,038	$1,166	$1,285

**As per long-term guidance provided and reconfirmed during Q2 2025 Earnings Release*

1. The financial forecasts for fiscal years 2032 – 2035 were prepared by the management of the Company using extrapolation, assuming linear decrease in revenue growth rate to perpetuity growth rate mid-point (5%), 2031E EBITDA margins held, normalized share-based compensation expense (20% of operating expense) and capitalized research and development (3.5% of revenue) by terminal year.
2. Adjusted EBITDA, a non-GAAP term, is defined as net income (loss) before interest, taxes, depreciation, and amortization, as adjusted to exclude share-based compensation expense and related employer taxes, and certain other items.
3. Unlevered Free Cash Flow (Pre Share-Based Compensation), a non-GAAP term, is defined as Adjusted EBITDA minus taxes, capital expenditures, capitalized commissions, changes in net working capital, and certain other items.
4. Unlevered Free Cash Flow (Post Share-Based Compensation), a non-GAAP term, is defined as Adjusted EBITDA minus share-based compensation, taxes, capital expenditures, capitalized commissions, changes in net working capital, and certain other items.

The DCF Financial Forecast should be read together with the section of Dayforce's Proxy Statement entitled "Certain Financial Forecasts" on pages 53-55 and is subject to the disclaimers and other limitations set forth therein

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Glossary of Terms  21  ARR – Annualized recurring revenue  Adjusted EBITDA – EBITDA, as adjusted to exclude share-based compensation expense and related employer taxes, and certain other items  D&A – Depreciation & Amortization   DCF – Discounted Cash Flow  Float – Revenue or income related to investment income earned from holding customer funds  HCM – Human Capital Management  IGV – iShares Expanded Tech-Software Sector Exchange-Traded Fund (ETF); seeks to track the investment results of an index composed of North American equities in the software industry  LOI – Letter of Intent  LTM – Last Twelve Months  NTM – Next Twelve Months  PEPM – Per Employee Per Month; A pricing metric where customers are charged a recurring fee based on the number of active employees per month  SBC – Share-based compensation  UFCF – Unlevered Free Cash Flow; Operating Cash Flow less Capex and Capitalized Software, plus Tax-Adjusted Interest Expense  TEV – Total Enterprise Value